PROSPECTUS SUPPLEMENT

MAY 1, 2019

THE GUARDIAN INVESTOR RETIREMENT ASSET MANAGER

AND

THE GUARDIAN INVESTOR INDIVIDUAL VARIABLE ANNUITY

ISSUED BY

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectuses dated May 1, 2019 for The Guardian Investor Retirement Asset Manager, a variable annuity contract issued through The Guardian Separate Account E and The Guardian Investor Individual Variable Annuity, a variable annuity contract issued through The Guardian Separate Account D.

Effective May 1, 2019, the following replaces the information contained in the May 1, 2019 prospectus with respect to the funds named below:

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Value Line Centurion Fund	Long-term growth of capital.	Invests substantially all of the Fund’s net assets in common stocks. The Fund is actively managed by the Adviser which seeks to purchase growth companies that have fundamentally strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years.	EULAV Asset Management 7 Times Square, 21st Floor 42nd Street New York, NY 10036
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk.	U.S. common stocks, bonds and money market instruments. The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy based upon Value Line, Inc.’s proprietary stock market model and other factors that enables the Adviser to periodically shift the assets of the Fund among three types of securities.	EULAV Asset Management 7 Times Square, 21st Floor 42nd Street New York, NY 10036

Except as set forth herein, all other provisions of the prospectuses noted above, as previously supplemented, shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE

MOST RECENT PROSPECTUS AVAILABLE AND SHOULD BE

RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.